Fund Profile

                                                     PIMCO Convertible Bond Fund
                                                      Institutional Class Shares

                                                               February __, 2000


                    This profile summarizes key information about the Fund that is included in the Fund's Prospectus. The Fund's Prospectus includes additional information about the Fund, including a more detailed description of the risks associated with investing in the Fund that you may want to consider before you invest. You may obtain the Prospectus and other information about the Fund at no cost by calling us at  1-800-927-4648,  visiting  our Web site at  www.pimco.com, or by contacting your Financial intermediary.



                                                      [INSERT PIMCO FUNDS LOGO.]




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WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
     The Fund seeks maximum total return, consistent with prudent investment management.

WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?
    The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of convertible securities. Convertible securities include, but are not limited to: corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation.

    The Fund invests primarily in investment grade debt securities, but may invest up to 35% of its assets in high yield securities ("junk bonds") rated Caa or higher by Moody's or CCC or higher by S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund may only invest up to 10% of its assets in convertible securities rated Caa or CCC or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 35% of its assets in common stocks or in other fixed income instruments.

    The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Rather than investing directly in the securities in which it primarily invests, the Fund may use other investment techniques to gain exposure to market movements related to such securities, such as entering into a series of contracts to buy or sell such securities. The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

    Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its past fiscal year. You may obtain these reports at no cost by calling us at 1-800-927-4648.

WHAT ARE THE PRINCIPAL  RISKS OF INVESTING IN THE FUND?
     You could lose money on an investment in the Fund. The principal risks of investing in the Fund are:

     o Market Risk: The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

     o Issuer Risk: The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

     o Interest Rate Risk: As interest rates rise, the value of fixed income securities in the Fund's portfolio is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates. Credit Risk: The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

     o High Yield Risk: Because the Fund invests in high yield securities (commonly known as "junk bonds"), it may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. High yield securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce the Fund's ability to sell its high yield securities (liquidity risk). o Derivatives Risk: When the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Derivatives are subject to a number of risks, such as liquidity, interest rate, market, credit and management risk. They also involve the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index.


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     o    Liquidity Risk: Liquidity risk exists when particular  investments are difficult to purchase or sell. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

     o Smaller Company Risk: The general risks associated with fixed income securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities.

     o Foreign Investment Risk: When the Fund invests in foreign securities, it may experience more rapid and extreme changes in value than if it invested exclusively in U.S. securities. The securities markets of many foreign countries are relatively small. Reporting, accounting and auditing standards of foreign countries differ from U.S. standards. Also, nationalization, expropriation, taxation, political changes or diplomatic developments could adversely affect the Fund's investments in a foreign country.

     o Emerging Markets Risk: Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing markets. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

     o Currency Risk: When the Fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

     o Leveraging Risk: The Fund may engage in transactions that give rise to a form of leverage. Leverage may cause the Fund to sell holdings when it may not be advantageous to do so. Leverage, including borrowing, will cause the Fund to be more volatile than if the Fund had not been leveraged.

     o Management Risk: There is no guarantee that the investment techniques and risk analyses applied by PIMCO will produce the desired results.

HOW HAS THE FUND PERFORMED?
    As the Fund commenced operations on March 31, 1999, it does not yet have a full calendar year of performance. Thus, no bar chart is included for the Fund. The table below provides some indication of the risks of investing in the Fund by showing how the Fund's returns since its inception compare with the returns of a broad-based securities market index and an index of similar funds. The table shows performance of the Fund's Institutional Class shares net of fees. Past performance is no guarantee of future results.

     [Note: Performance figures below are current as of the quarter-ended 9/31/99. The figures will be updated with December 31, 1999 data prior to printing.]

Total Returns Since Inception
for the periods ended December 31,1999
                                 Since Inception (1)
Convertible Bond Fund,
   Institutional Class                 ------%
First Boston
   Convertible Bond Index (2)          ------%
Lipper Convertible Securities
   Fund Average (3)                    ------%

     (1)  The Fund began operations on 3/31/99.

     (2) The First Boston Convertible Bond Index is an unmanaged index representative of the convertible bond universe. It is not possible to invest directly in the index.

     (3) The Lipper Convertible Securities Fund Average is a total return performance average of Funds tracked by Lipper Analytical Services, Inc. that invest primarily in convertible bonds and convertible preferred shares. It does not take into account sales charges.

     During the period since the Fund's inception on 3/31/99, the highest quarterly return was 12.50% (2nd Quarter 1999) and the lowest quarterly return was 1.07% (3rd Quarter 1999).

WHAT ARE THE FUND'S FEES AND EXPENSES?
     These tables describe the fees and expenses you may pay if you buy and hold Institutional Class shares of the Fund:
    Shareholder Fees
(fees paid directly from your investment)      None
    Annual Fund Operating Expenses
    (expenses that are  deducted  from Fund  assets,  shown as a  percentage  of average daily net assets) Advisory Fee 0.40% Distribution (12b-1) and/or Service Fees None
        Other Expenses (1)                     0.25%
        Total Annual Operating Expenses        0.65%
    1 Other Expenses reflects a 0.25% Administrative Fee paid by the class.

    Example: The Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

                                 1 year   3 years   5 years   10 years
        Convertible Bond Fund,
          Institutional Class     $66      $208     $362       $810

WHO IS THE FUND'S INVESTMENT ADVISER?
     Pacific Investment Management Company ("PIMCO"), a subsidiary of PIMCO Advisors L.P., serves as investment adviser to the Fund. PIMCO is an investment management company founded in 1971, and had over $181 billion in assets under management as of September 30, 1999. PIMCO manages the investment and reinvestment of the assets of the Fund and is responsible for placing orders for the purchase and sale of the Fund's investments. PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. [Insert photo of Ms. Durn.]

     Sandra K. Durn, a PIMCO Vice President and Portfolio Manager, manages the Fund's portfolio. Prior to joining PIMCO in 1999, she was associated with Nicholas-Applegate Capital Management where she was a Convertible Securities Manager from 1995 to 1999, and a Quantitative Analyst since 1994.

HOW DO I BUY FUND SHARES?
   The minimum initial investment to open an account directly with the Fund is $5 million. The minimum initial investment for a registered investment adviser purchasing Institutional Class shares for its clients through omnibus accounts is $250,000. You may purchase Fund shares in one of the following ways:

     o Opening an account by completing and signing a Client Registration Application, mailing it to us at the address shown below, and wiring funds. Wiring instructions can be obtained by calling us at 1-800-927-4648.

     o Exchanging Institutional Class shares in any amount from another PIMCO Funds account.

     o Additional purchases in any amount can be made by calling us at 1-800-927-4648 and wiring funds.

HOW DO I SELL (REDEEM) FUND SHARES?
   You may sell (redeem) all or part of your Fund shares on any business day. You may sell by:

     o    Sending a written request by mail to PIMCO Funds.
     o Telephone us at 1-800-927-4648 and a Shareholder Services associate will assist you.
     o    By  sending  a  fax  to  our   Shareholder   Services   department  at
          1-949-725-6830.

HOW ARE FUND  DISTRIBUTIONS  MADE AND  TAXED?
     The Fund pays dividends to shareholders monthly and pays realized capital gains, if any, annually. Dividend and capital gain distributions will be reinvested in additional shares of the Fund unless you elect to have them paid in cash. A shareholder may elect to have distributions paid in cash by calling 1-800-927-4648. Distributions may be taxable as ordinary income, capital gains, or a combination of the two. The rate you pay on capital gains distributions may vary depending on how long the Fund held the securities that generated the gains. The Fund will advise shareholders annually of the amount and nature of the dividends paid to them.

     Shareholders should also bear in mind that the sale or exchange of shares may give rise to a taxable event.


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WHAT  OTHER  SERVICES  ARE  AVAILABLE  FROM  THE  FUND?
     The Fund and PIMCO's Shareholder Services offer several programs to investors:

     o The ability to exchange shares of the Fund for the same class of shares of any other PIMCO Fund (except PIMCO International Bond and Emerging Markets Bond II Funds).
     o Account and Fund information is available 24 hours every day through Infolink, PIMCO Funds' audio response system, by calling 1-800-987-4626.

     o Information about PIMCO Funds can be obtained on PIMCO's Institutional Web site at www.pimco.com.

[Insert PIMCO Funds logo.]

840 Newport Center Drive, Suite 300
Newport Beach, CA 92660

Phone: 1-800-927-4648
Fax: 1-949-725-6830
PIMCO Infolink Audio Response Network:
1-800-987-4626
Web Site: www.pimco.com